Exhibit 10.27

                            SECOND AMENDMENT TO LEASE

      This Second Amendment to Lease (this "Amendment") is entered into this 19th day of July, 2002 by and between BRIDGEPOINT PROPERTY TRUST, a Maryland real estate investment trust ("Landlord"), and CONCERO GROUP, L.P., a Texas limited partnership ("Tenant").

                              W I T N E S S E T H :

      WHEREAS, Investors Life Insurance Company of North America ("Original Landlord") and PSW Technologies, Inc. ("Original Tenant") entered into that certain Bridgepoint Lease Agreement dated October 31, 1996, as amended by Amendment to Bridgepoint Lease Agreement dated September 30, 1997 (as so amended, the "Lease") for certain premises located at 6300 Bridgepoint Parkway, Austin, Texas, as more particularly described in the Lease; and

      WHEREAS, Tenant succeeded to the interest of Original Tenant under the Lease; and

      WHEREAS, Landlord has succeeded to the interest of Original Landlord under the Lease; and

      WHEREAS, Landlord and Tenant desire to amend the Lease to redefine the premises demised thereby and to extend the term of the Lease, subject to and upon the terms and conditions hereinafter provided;

      NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

      1. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Lease.

      2. The definition of "Premises" set forth in Section 1.01 of the Lease is hereby amended as follows:

      (i) for the period commencing July 1, 2002 and expiring January 1,2003, a total of approximately 39,516 rentable square feet consisting of (a) 19,906 rentable square feet located in Building One (the "Building One Premises") consisting of 11,072 square feet on the first floor ("Suite 100-l"), and 8,834 square feet on the fourth floor ("Suite 420"), plus (b) 19,610 rentable square feet located in Building Three (the "Building Three Premises") consisting of 14,938 square feet on the first floor ("Suite 100-3") and 4,672 square feet on the second floor ("Suite 205"), all as more particularly set forth in the attached Exhibit A-1 "Building One Premises" and Exhibit B- 1 "Building Three Premises"; and

      (ii) for the period commencing January 2, 2003 and expiring July 31, 2007, a total of approximately 15,744 rentable square feet consisting of (a) Suite 100-1, plus (b) Suite 205.

      3. The definition of "Term" set forth in Section 2.01 of the Lease is hereby amended to reflect the Expiration Date of January 1, 2003 for Suite 420 and Suite 100-3, and the Expiration Date of July 31, 2007 for Suite 100-1 and Suite 205. Tenant shall vacate Suite 420 and Suite 100-3 on or before January 1, 2003 and surrender the same to Landlord in broom clean condition and free of Tenant's personal property but otherwise in the condition existing as of June 30, 2002, reasonable wear and tear excepted.

      4. The Renewal Option set forth in Section 2.04 and Exhibit F of the Lease is hereby deleted in its entirety.

      5. The Right of First Refusal set forth in Section 2.05 and Exhibit G of the Lease is hereby deleted in its entirety.

      6. The definition of "Base Rent" set forth in Section 3.01 of the Lease is hereby amended to reflect the following:

--------------------------------------------------------------------------------
   Dates         Suite Nos.      Square Feet    Rent Per Sq. Ft.    Monthly Rent
   -----         ----------      -----------    ----------------    ------------
--------------------------------------------------------------------------------
7/1/02 to        420 & 102-3        23,772           $23.25          $46,058.25
1/1/2003         100-1 & 205        15,744           $11.00          $14,432.00
                                                                     ----------
                                                                     $60,490.25
--------------------------------------------------------------------------------
01/02/03 to
6/30/2003        100-1 & 205        15,744           $11.00          $14,432.00
--------------------------------------------------------------------------------
7/01/03 to
6/30/2004        100-1 & 205        15,744           $11.50          $15,088.00
--------------------------------------------------------------------------------
7/01/04 to
6/30/2005        100-1 & 205        15,744           $12.00          $15,744.00
--------------------------------------------------------------------------------
7/01/05 to
6/30/2006        100-1 & 205        15,744           $12.50          $16,400.00
--------------------------------------------------------------------------------
7/01/06 to
6/30/2007        100-1 & 205        15,744           $13.00          $17,056.00
--------------------------------------------------------------------------------
7/01/07 to       100-1 & 205        15,744           $13.50          $17,712.00
7/31/2007
--------------------------------------------------------------------------------

      7. Effective July 1, 2002, the definition of "Tenant's Pro Rata Share" set forth in Section 3.02 is hereby amended to reflect the following:

            (i) for the period commencing July 1,2002 and expiring January 1, 2003, One Bridgepoint Premises: 23.50% and Three Bridgepoint Premises:
      29.34%; and (ii) for the period commencing January 2, 2003 and expiring July 31, 2007, One Bridgepoint Premises: 13.07% and Three Bridgepoint
      Premises: 5.80%.

      8. The following is hereby inserted into the Lease after Section 3.06 thereof:


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

      3.07 SECURITY DEPOSIT. Tenant shall deposit with Landlord a letter of credit in the amount of $186,914.32 (the "Security Deposit"). The Security Deposit shall be held by Landlord as security for the faithful performance of all the terms of this Lease to be observed and performed by Tenant. The Security Deposit shall not be mortgaged, assigned, transferred or encumbered by Tenant and any such act on the part of Tenant shall be without force and effect and shall not be binding upon Landlord. Tenant shall cause the Security Deposit to be maintained throughout the term in the amount herein set forth.

      If the Base Rent or Additional Rent payable hereunder shall be overdue and unpaid or should Landlord make any payment on behalf of the Tenant, or Tenant shall fail to perform any of the terms of this Lease, then Landlord may, at its option and without notice or prejudice to any other remedy which Landlord may have on account thereof, appropriate and apply the entire Security Deposit or so much thereof as may be necessary to compensate Landlord toward the payment of Base Rent, Additional Rent or other sums or loss or damage sustained by Landlord due to such breach by Tenant; and Tenant shall forthwith upon demand restore the Security Deposit to the amount stated herein. Notwithstanding the foregoing, upon the application by Landlord of all or any portion of the Security Deposit (with or without notice thereof to Tenant) to compensate Landlord for a failure by Tenant to pay any Base Rent or Additional Rent when due or to perform any other obligation hereunder, and until Tenant shall have restored the Security Deposit to the amount herein required, Tenant shall be deemed to be in default in the payment of Additional Rent for purposes of Section 13.01 hereof. So long as Tenant shall not be in default of its obligations under this Lease, Landlord shall return the Security Deposit, or so much thereof as shall have not theretofore been applied in accordance with the terms of this Section 3.07, to Tenant promptly following the expiration or earlier termination of the term of this Lease and the surrender of possession of the Premises by Tenant to Landlord in accordance with the terms of this Lease. While Landlord holds the Security Deposit, Landlord shall have no obligation to pay interest on the same and shall have the right to commingle the same with Landlord's other funds. If Landlord conveys Landlord's interest under this Lease, the Security Deposit, or any part thereof not previously applied, shall be turned over by Landlord to Landlord's grantee, and Tenant shall look solely to such grantee for proper application of the Security Deposit in accordance with the terms of this Section 3.07 and the return thereof in accordance herewith. The holder of a mortgage on the property shall not be responsible to Tenant for the return or application of the Security Deposit, whether or not it succeeds to the position of Landlord hereunder, unless such holder actually receives the Security Deposit.

      The letter of credit (the "Letter of Credit") shall (a) be unconditional and irrevocable and otherwise in form and substance reasonably satisfactory to Landlord; (b) shall permit multiple draws; (c) be issued by a commercial bank reasonably acceptable to Landlord; (d) be made payable to, and expressly transferable and assignable at no charge by, Landlord; (e) be payable at sight solely upon presentment to the issuer of a sight draft accompanied by a certificate


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

      of Landlord stating either that Tenant is in default under this Lease or that Landlord is otherwise permitted to draw upon such Letter of Credit under the express terms of this Lease, and the amount that Landlord is owed (or is permitted to draw) in connection therewith; and (f) shall either expire ninety (90) days following the expiration of the term of this Lease, or be replaced not less than thirty (30) days prior to the expiration of the then current Letter of Credit so that the original Letter of Credit or a replacement thereof shall be in full force and effect throughout the term of this Lease and for a period of ninety (90) days thereafter. Tenant shall deliver to Landlord any replacement Letter of Credit not less than thirty (30) days prior to the expiration of the then current Letter of Credit. Notwithstanding anything in this Lease to the contrary, any grace period or cure periods which are otherwise applicable under Section 13.01 hereof, shall not apply to any of the foregoing, and, specifically, if Tenant fails to comply with the requirements of subsection (f) above, Landlord shall have the immediate right to draw upon the Letter of Credit in full and hold the proceeds thereof as a cash security deposit. Each Letter of Credit shall be issued by a commercial bank that has a credit rating with respect to certificates of deposit, short term deposits or commercial paper of at least P-2 (or equivalent) by Moody's Investor Service, Inc., or at least A-2 (or equivalent) by Standard & Poor's Corporation. If the issuer's credit rating is reduced below P-2 (or equivalent) by Moody's Investor Service, Inc., or at least A-2 (or equivalent) by Standard & Poor's Corporation, or if the financial condition of the issuer changes in any other materially adverse way, then Landlord shall have the right to require that Tenant obtain from a different issuer a substitute Letter of Credit that complies in all respects with the requirements of this Section, and Tenant's failure to obtain such substitute Letter of Credit within ten (10) days after Landlord's written demand therefor (with no other notice, or grace or cure period being applicable thereto) shall entitle Landlord immediately to draw upon the existing Letter of Credit in full, without any further notice to Tenant. Landlord may use, apply or retain the proceeds of the Letter of Credit to the same extent that Landlord may use, apply or retain any cash security deposit, as set forth herein. Landlord may draw on the Letter of Credit, in whole or in part, at Landlord's election. If Landlord draws against the Letter of Credit, Tenant shall, within five (5) days after notice from Landlord, provide Landlord with either an additional Letter of Credit in the amount so drawn or an amendment to the existing Letter of Credit restoring the amount thereof to the amount initially provided. Tenant hereby agrees to cooperate promptly, at its expense with Landlord to execute an deliver to Landlord any modifications, amendments and replacements of the Letter of Credit, as Landlord may reasonably request to carry out the terms and conditions hereof.

            Upon receipt by Landlord of the Letter of Credit, Landlord shall remit to Tenant the amount of $14,214.80 representing a refund due for overpayment of Base Rent and Additional Rent for the month of July, 2002.

      9. The following is hereby inserted into the Lease after Section 15.26 thereof


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

            15.27 LANDLORD'S RIGHT TO RELOCATE. If Landlord so requests, Tenant shall vacate the Premises or any part thereof and relinquish its rights with respect to the same provided that Landlord shall provide to Tenant substitute space in the Bridgepoint Buildings, such space to be reasonably comparable in size, layout, finish and utility to the Premises or such portion, and further provided that Landlord shall, at its sole cost and expense, move Tenant and its equipment, furniture and other removable personal property from the Premises or such portion to such new space in such manner as will minimize, to the greatest extent practicable, interference with the business or operations of Tenant, including, without limitation, performing such move over a weekend. The work to be performed by Landlord in any substitute space shall be in accordance with plans prepared at Landlord's sole cost and expense and approved by Tenant (such approval not to be unreasonably withheld) and Tenant shall not be relocated until all such work is substantially complete. Any such substitute space shall, from and after the date such space is so provided, be treated as the Premises or the portion thereof demised under this Lease, and shall be occupied by Tenant under the same terms, provisions and conditions as are set forth in this Lease.

      10. Section 15.08 of the Lease is hereby amended to reflect that the address of Landlord for all future notices shall be as follows:

      Bridgepoint Property Trust, c/o REIT Management & Research LLC, 800 W. 34th Street, Suite 220, Austin, Texas 78705, Attn. Area Manager, with a copy to Bridgepoint Property Trust, 400 Centre Street, Newton, MA 02458, Attn. Jennifer Clark.

      11. Tenant warrants and represents that it has dealt with no broker in connection with the consummation of this Lease, and in the event of any brokerage claims or liens against Landlord or the Property predicated upon or arising out of prior dealings with Tenant, Tenant agrees to defend the same and indemnify and hold Landlord harmless against any such claim, and to discharge any such lien.

      12. Tenant acknowledges that the Declaration of Trust of Bridgepoint Property Trust provides, and Tenant agrees, that no trustee, officer, director, general or limited partner, member, shareholder, beneficiary, employee or agent (including any person or entity from time to time engaged to supervise and/or manage the operation of Landlord) shall be held to any liability, jointly or severally, for any debt, claim, demand, judgment, decree, liability or obligation of any kind (in tort, contract or otherwise) of, against or with respect to Landlord or arising out of any action taken or omitted for or on behalf of Landlord.

      13. Exhibit A-1 "Building One Premises" and Exhibit B-1 "Building Three Premises" are hereby added to the Lease as Exhibit A-1 "Building One Premises" and Exhibit B-1 "Building Three Premises".

      14. As amended hereby, the Lease is hereby ratified and confirmed.


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

      IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date above first written.

                                     LANDLORD:

                                     BRIDGEPOINT PROPERTY TRUST


                                     By:   /s/ Jennifer B. Clark
                                         ---------------------------------------
                                         Name:  Jennifer B. Clark
                                         Title: Senior Vice President


                                     TENANT:

                                     CONCERO GROUP, L.P.


                                     By:   /s/ Keith D. Thatcher
                                         ---------------------------------------
                                         Name:  Keith D. Thatcher
                                         Title: Treasurer of its General Partner


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